UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

Thayer Ventures Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25852 McBean Parkway Valencia, CA	91335
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415)782-1414

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, $0.0001 par value, and one-half of one redeemable warrant to acquire one share of Class A Common Stock	TVACU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	TVAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	TVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In the unaudited interim financial statements for the quarter ended September 30, 2021 of Thayer Ventures Acquisition Corporation (the “Company”), previously filed with the Securities and Exchange Commission (the “SEC”) in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (the “Third Quarter 10-Q”), the Company concluded that it should classify all Class A common stock subject to possible redemption in temporary equity in accordance with SEC guidance on redeemable equity instruments, codified in Accounting Standards Codification 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480-10-S99”). In previous periods, the Company had classified a portion of its Class A common stock in total stockholders’ equity. In the Third Quarter 10-Q, the Company determined to present this revision in a prospective manner in all future filings. Under this approach, the Company’s previously issued financial statements would not be amended, but financial statements presented in future filings would be recast to be consistent with the presentation for the unaudited interim financial statements as of September 30, 2021.

On November 19, 2021, the Audit Committee (the “Audit Committee”) of the board of directors of the Company, after considering the recommendations of, and in consultation with management, concluded that the Company’s previously issued audited financial statements as of December 31, 2020 and for the period from July 31, 2020 (inception) through December 31, 2020, as contained in the Company’s Annual Report on Form 10-K filed with the SEC on March 24, 2021, as amended on May 19, 2021 (as amended, the “Form 10-K”), and the Company’s previously issued unaudited interim financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, originally filed with the SEC on May 28, 2021 and August 16, 2021, respectively, should no longer be relied upon due to such change in classification of the Company’s Class A common stock subject to possible redemption in accordance with ASC 480-10-S99.

As a result, the Company intends to file an amendment to its Form 10-K to reclassify all of the Company’s Class A common stock as of December 31, 2020 as described above, and the corresponding changes to the financial statement items as of and for the period ended December 31, 2020 will be set forth in restated financial statements included in the amended Form 10-K. The Company also intends to file an amendment to its Third Quarter 10-Q to disclose in footnotes to the financial statements therein a summary of the impact of the reclassification of its Class A common stock as of and for the quarters ended March 31, 2021 and June 30, 2021. The Company does not intend to file amendments to its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021.

The Company’s revised accounting for its Class A common stock subject to redemption in the planned restatement of the audited financial statements as of and for the period ended December 31, 2020 will not have any effect on the Company’s previously reported assets, including cash and cash equivalents. The impact of the revisions is limited to reclassification of amounts from total stockholders’ equity to Class A common stock subject to possible redemption. In connection with the change in presentation for the Class A common stock subject to possible redemption, the Company will revise its earnings per share calculation to allocate income and losses shared pro rata between the two classes of shares.

The Audit Committee and management have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, WithumSmith+Brown, PC.

In connection with the restatement, management re-evaluated the effectiveness of the Company’s disclosure controls and procedures as of September 30, 2021. Management concluded that the Company’s disclosure controls and procedures were not effective as of September 30, 2021, due to a material weakness in internal control over financial reporting with respect to the accounting for complex equity instruments, solely as a result of the misclassification of a portion of the shares of Class A common stock as permanent equity instead of as temporary equity.

Additional Information and Where to Find It

In connection with the previously announced proposed business combination between the Company and Inspirato LLC, the Company filed a registration statement on Form S-4 (the “Registration Statement”) that includes a preliminary proxy statement and prospectus with respect to the Company’s securities to be issued in connection with the proposed business combination that also constitutes a preliminary prospectus of the Company and will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of the Company’s shareholders to be held to approve the proposed business combination and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting decision, the Company’s shareholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/prospectus, as well as any amendments or supplements thereto, and all other relevant documents filed or that will be filed with the SEC because they will contain important information about the proposed business combination. When available, the definitive proxy statement/prospectus will be mailed to the Company’s shareholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at the Special Meeting. The Company’s shareholders will also be able to obtain copies of the definitive proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to TVAC@mzgroup.us.

The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.

Participants in Solicitation

The Company, Inspirato and their respective directors and officers may be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed business combination. The Company’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2020, as amended, which has been filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s shareholders in connection with the proposed business combination and other matters to be voted upon at the Special Meeting will be set forth in the Registration Statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination has been included in the Registration Statement that the Company has filed with the SEC.

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell, a solicitation of a proxy, consent or authorization or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THAYER VENTURES ACQUISITION CORPORATION

Dated: November 22, 2021

	By:	/S/ MARK E. FARRELL
Mark E. Farrell
Co-Chief Executive Officer, Co-President and Chief Financial Officer